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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2000

                       SUNGLOBE FIBER SYSTEMS CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
                 Nevada                              2-70345-NY                        88-0182534
-----------------------------------------    ----------------------------     ------------------------
    (State or other jurisdiction of               (Commission File                    (IRS Employer
             incorporation)                            Number)                     Identification No.)


1550 Sawgrass Corporate Parkway, Suite 370         Sunrise, Florida                        33323
------------------------------------------   -----------------------------    ------------------------
(Address of principal executive offices)                                                (Zip Code)



Registrant's telephone number, including area code (954) 838-0527





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Item 4.  Changes in Registrant's Certifying Accountant.

         On October 5, 2000, we retained the accounting firm of Grant Thornton LLP to audit and report on our consolidated financial statements. Our Board of Directors approved this action.

         We had recently engaged Grant Thornton LLP to report on the financial statements of our subsidiary, SG Fiber Co. (formerly known as SunGlobe Fiber Systems Corporation), as of June 30, 2000 and for the period from March 3, 2000 (date of inception) through June 30, 2000 and also to review unaudited pro forma financial information giving effect to the merger of TimeOne, Inc., our predecessor corporation, and SG Fiber Co. in connection with our Form 8-K/A, filed on September 19, 2000, relating to the acquisition of SG Fiber Co.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUNGLOBE FIBER SYSTEMS CORPORATION

                                 By: /s/ Barry H. Pasternak
                                    --------------------------------------
                                    Name: Barry H. Pasternak
                                    Title: President

Dated: October 10, 2000